UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 6, 2016

Satya Worldwide, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-55255	46-0636099
(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification No.)

90311 Overseas Highway
Tavernier, FL 33070
(Address of principal executive offices, including zip code)

(786) 259-0024
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01     Changes In Registrant's Certifying Accountant.

On December 21, 2016 (the "Effective Date"), Satya Worldwide, Inc. (the "Company") engaged MaloneBailey, LLP ("MaloneBailey"), as the Company's independent registered public accounting firm to replace Friedman, LLP ("Friedman") who resigned on December 6, 2016.  Friedman became the Company's independent registered public accounting firm on July 15, 2016.

Friedman had not yet produced a report regarding the Company's consolidated financial statements and for the two most recent fiscal years ended December 31, 2015 and 2014 and thus, there were no reports by Friedman containing an adverse or disclaimer of opinion or were not qualified or modified as to uncertainty, audit scope, or accounting principles generally accepted in the United States of America.

During the two most recent fiscal years and through the Effective Date, there were (i) no disagreements between the Company and Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Friedman would have caused Friedman to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Friedman with a copy of this Form 8-K and requested that Friedman furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Friedman agrees with the above statements. The letter from Friedman dated March 2, 2017 is attached as Exhibit 16.1.

During the Company's two most recent fiscal years and in the subsequent interim period through the Effective Date, the Company has not consulted with MaloneBailey regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company' s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that MaloneBailey concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01     Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter from Friedman, LLP, dated March 2, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 3, 2017
Satya Worldwide, Inc.

By:  /s/   Ian Rosenblatt
Name:     Ian Rosenblatt
Title:       Chief Executive Officer